                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): February 20, 2002

                                  I-many, Inc.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           000-30883                                   01-0524931
---------------------------------         ------------------------------------
    (Commission File Number)              (I.R.S. Employer Identification No.)


       537 Congress Street
       5th Floor
       Portland, Maine                                 04101-3353
---------------------------------           ----------------------------------
(Address of Principal Executive Offices)               (Zip Code)


                                 (207) 774-3244
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

     On February 20, 2002, I-many, Inc. (the "Registrant") completed a $25 million private placement with investors (the "Purchasers"), pursuant to the terms of a Securities Purchase Agreement among the Company and the Purchasers (the "Purchase Agreement"). The private placement was exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) of such Act.

     At the closing, which occurred on February 20, 2002, the Registrant issued 1,100,413 shares of common stock at a purchase price of $7.27 per share, aggregating $8,000,000, and 1,700 shares of a newly designated series of preferred stock, at a purchase price of $10,000 per share. The preferred stock has no dividends or coupon, no liquidation preference and no financial covenants.

     The preferred stock will be convertible into common stock at a price equal to the higher of $7.00 or 93% of the average price of the Registrant's stock measured over a period following the effectiveness of a registration statement, which the Registrant has agreed to file with the Securities and Exchange Commission (the "SEC") for the resale of the shares. The Registrant has the right to establish a new floor for the conversion price, which will serve as the minimum conversion price. Subject to the establishment of a new floor price, the conversion price of the preferred stock also will not exceed $8.72 or 80% of the average price of the Registrant's common stock measured over a period following the effectiveness of the registration statement, whichever is greater.

     The shares of preferred stock may be converted into common stock at the option of the holder during the five trading-day period commencing on the later to occur of 110 business days after the closing date and 30 trading days after the effective date of the registration statement covering the resale of the shares. The Registrant may require the conversion of such shares into common stock during the same five-day period if the floor price established by the Registrant is less than the applicable conversion price. In the event that the preferred stock is not converted into common stock by the date set for conversion, the shares of preferred stock will be redeemed by the Registrant. Pending conversion or redemption of the shares of preferred stock, the proceeds from the sale of the preferred stock are being held in escrow.

     The Registrant intends to use the proceeds from the private placement for working capital and other general corporate purposes, which may include acquisitions of, or investments in, one or more new technologies, products or businesses.

     In addition, the Registrant granted the investors certain common stock purchase warrants, consisting of (i) warrants exercisable for 180 days after the closing to purchase up to an additional aggregate of 165,062 shares of common stock at an exercise price of $7.27 per share; (ii) seven-year warrants to purchase up to an additional aggregate of 165,062 shares of common stock at an exercise price of $7.50 per share; and (iii) seven-year warrants to purchase a number of additional shares of common stock equal to 15% of the shares of common stock received on conversion of the preferred stock, at an exercise price equal to 120% of the conversion price. The exercise price of the seven-year warrants is subject to downward adjustment on a "weighted average" basis in the event the Registrant issues additional shares of common stock, or instruments convertible or exercisable for common stock, at an effective price less than the then applicable exercise price. This adjustment does not apply, however, to the issuance of common stock or such instruments in underwritten public offerings, strategic transactions or pursuant to equity incentive plans. The warrants described in clause (iii) of this paragraph will become void if the Registrant redeems the preferred stock.

     The Registrant is obligated to register the resale of the shares of common stock issued at the closing and the shares of common stock issuable upon conversion of the preferred stock, as well as upon the exercise of the warrants, on a registration statement on Form S-3 to be filed with the SEC. The Registrant has agreed to file the registration statement on or before April 1, 2002.

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     Granite Financial Group, Inc., of San Diego, CA, served as placement agent for the Registrant.

     This summary description of the private placement transaction contemplated by the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the other documents and instruments that are filed as Exhibits hereto.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION

         Not applicable.

     (c) EXHIBITS

         The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which
Exhibit Index is incorporated herein by reference. The Registrant's file number under the Exchange Act is 000-30883. Omitted schedules shall be furnished to the Securities and Exchange Commission upon request.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    I-MANY, INC.


Date:    February 28, 2002          By: /s/ Kevin F. Collins
                                        ---------------------------------------
                                        Kevin F. Collins
                                        CHIEF FINANCIAL OFFICER

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                                  EXHIBIT INDEX




EXHIBIT NO.                DESCRIPTION
-----------                -----------
4.1                        Certificate of Designations of the Series A Convertible Preferred Stock

99.1                       Securities Purchase  Agreement, dated as of February 15, 2002, among the Registrant and the purchasers named therein.

99.2                       Registration Rights Agreement, dated as of February 15, 2002, among the Registrant and the purchasers named therein.

99.3                       Form of Warrant, to purchase up to an aggregate of 165,062 shares of common stock of the Registrant.

99.4                       Form of Warrant, to purchase up to an aggregate of 165,062 shares of common stock of the Registrant.

99.5                       Form of  Warrant, to purchase shares of common stock of the Registrant.

99.6                       Escrow Agreement, dated as of February 19, 2002, among the Registrant, the purchasers named therein, and Hale and Dorr LLP.


------------------------

                                HALE AND DORR LLP
                               COUNSELLORS AT LAW
                                www.haledorr.com
                                 300 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                         212-937-7200* FAX 212-937-7300


                                                               February 28, 2002

VIA ELECTRONIC TRANSMISSION
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      I-many, Inc.
                  Commission File No. 000-30883
                  CURRENT REPORT ON FORM 8-K

Ladies and Gentlemen:

     Submitted herewith for filing on behalf of I-many, Inc. (the "Registrant") is the Registrant's Current Report on Form 8-K dated February 20, 2002.

     If you have any questions regarding this filing, please call the undersigned at (212) 937-7200 or Jeff Stein of this office at (617) 526-6000.


                                  Very truly yours,

                                  /s/ JOHN GIAMBALVO

                                  John Giambalvo



Attachment
cc:  Kevin F. Collins
     Jeffrey A. Stein, Esq.